                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

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[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to §240.14a-12

                              GARTMORE MUTUAL FUNDS
                              ---------------------
                (Name of Registrant As Specified In Its Charter)

                                       N/A
                                       ---
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[GARTMORE LOGO]
Nationwide's Global Asset Management Company

                          Your Vote is Very Important!

Dear Valued Shareholder:

     As a shareholder in the Gartmore  Growth Fund, you recently  received proxy materials  asking for your vote on an important  proposal  whereby  another fund will be  merged  into  your  fund and the  Gartmore  Growth  Fund  will  receive additional  assets.  We  apologize  for any  inconvenience  that this  follow-up mailing causes but to date we have not recorded your participation. The proposal that you are asked to consider was unanimously  approved by your Fund's Board of
Trustees.  The special  meeting of  shareholders  is scheduled  for December 12,
2003.  Your vote allows you to  determine if you want the  Nationwide  Large Cap
Growth Fund assets added to your Fund. Therefore,  we ask that you register your vote without delay.

     We encourage  you to utilize one of the  following  easy options  today for recording your vote promptly:

1.      Vote by  Telephone.  You may cast your vote by  telephone by calling the toll free number listed on the enclosed  voting  instruction  form or proxy card and by following the prerecorded information. Please have your proxy information available.

2.      Vote Through the Internet.  You may cast your vote using the internet by logging onto the internet  address  located on the enclosed  voting  instruction form or proxy card and following the  instructions  on the website.  Please have your proxy information available.

3.      Vote by Mail.  You may cast your  vote by mail by  completing,  signing, dating and mailing the  enclosed  voting  instruction  form or proxy card in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy  materials  previously  delivered to you, THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDED THAT YOU VOTE IN
FAVOR OF THE  PROPOSAL  AND BELIEVE THE  PROPOSAL  IS IN THE BEST  INTERESTS  OF
SHARHEOLDERS OF THE FUND.

     If you have any  questions  regarding  anything  contained  in this letter,
please  call  our  proxy   solicitor  D.F.  King  &  Co.,  Inc.,  toll  free  at
1-800-714-3305.